SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549
-----------------------------------------------------



                          FORM 8-K

                      CURRENT REPORT

          Pursuant to Section 13 or 15(d) of
          the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):
                                    February 23, 1996
                                   (February 20, 1996)

                     TrustCo Bank Corp NY

    ---------------------------------------------------
  (Exact name of registrant as specified in its charter)


                           New York
             ----------------------------------
       (State or other jurisdiction of incorporation)


          0-10592                       14-1630287
          -------                    ---------------
(Commission File Number)   (IRS Employer Identification No.)

  192 Erie Boulevard, Schenectady, New York     12305

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(Address of principal executive offices)     (Zip Code)

Registrant"s telephone number, including area code:

(518) 377-3311

=========================================================


TrustCo Bank Corp NY


Item 5.   Other Events
_______   ____________

     On February 20, 1996, TrustCo Bank Corp NY ("TrustCo") issued a press release declaring a quarterly dividend payable
April 1, 1996. Attached is a copy of the press release labeled as Exhibit 99(a) incorporated herein by this reference.


Item 7.    (c) Exhibits
______     Reg S-K Exhibit No.    Description
           ___________________    ____________
           99(a)                  Press Release of
                                  February 20, 1996



                       SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  February 23, 1996

                                      TrustCo Bank Corp NY
                                      (Registrant)


                                      By: /s/Robert T. Cushing
                                          ____________________
                                          Robert T. Cushing
                                          Vice President and
                                          Chief Financial
                                          Officer




                       Exhibits Index
                      ________________


The following exhibits are filed herewith:


     Reg S-K Exhibit No.                 Description
     ___________________                 ____________
    99(a)                                Press Release of
                                         February 20, 1996
                                         declaring quarterly
                                         dividend.








                                                  Exhibit 99(a)

Contact:   William F. Terry
           Senior Vice President and Secretary
           518-381-3611




FOR IMMEDIATE RELEASE:


                     TRUSTCO DECLARES DIVIDEND


Schenectady, New York - February 20, 1996


     On February 20, 1996 the Board of Directors of the
     Company declared a quarterly dividend of $0.275 per share, payable April 1, 1996, to the shareholders of record at the close of business on March 8, 1996.

     TrustCo is a $2.2 billion bank holding company and through its subsidiary, Trustco Bank, National
     Association, operates 47 banking offices in Albany, Columbia, Greene, Rensselaer, Saratoga, Schenectady,
     Warren, and Washington counties. The common shares of the Company are traded on NASDAQ - National Market
     System, under the ticker symbol - TRST.




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